SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

Trust for Professional Managers
 (Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

September 15, 2017

Dear Shareholder:

The Board of Trustees of the Jensen Quality Value Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”), has scheduled a special meeting of shareholders to be held on November 13, 2017, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The purpose of the special meeting is to vote on an important proposal affecting the Fund and you as a shareholder.  This package contains information about the special meeting and the proposal, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card.  Also included are instructions on how to vote.

Jensen Investment Management, Inc. (the “Adviser”) has served as the investment adviser to the Fund since its inception.  It is anticipated that on or about February 28, 2018, Robert F. Zagunis, Chairman and Managing Director of the Adviser, will retire.  Because Mr. Zagunis beneficially owns greater than 25% of the outstanding shares of the Adviser, and since Mr. Zagunis’ shares will be redeemed by the Adviser upon his retirement, a change in control will occur under the Investment Company Act of 1940, as amended (“1940 Act”).  As a result of the acquisition of Mr. Zagunis’ shares by the Adviser and the contemporaneous acquisition by the Adviser of another 5% of its shares owned by a retiring Adviser officer, director and employee, Mr. Eric H. Schoenstein and Mr. Robert D. McIver will own 34% and 26%, respectively, of the Adviser’s outstanding shares and will each be deemed a control person of the Adviser.

The Adviser’s new ownership structure will not result in any significant changes for existing shareholders of the Fund.  However, under the federal securities laws, this change in ownership of the Adviser constitutes a change in control of the Adviser that will trigger an automatic termination of the present investment advisory agreement between the Adviser and the Trust, on behalf of the Fund.  Accordingly, a new investment advisory agreement must be approved by the Fund’s shareholders.

I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, to enable the Adviser to continue serving as the investment adviser to the Fund.  The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.

It is very important that we receive your vote before November 13, 2017.  Voting is quick and easy.  To cast your vote:

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it to the Adviser.

I appreciate your participation and prompt response in this matter.  If you have any questions regarding the proxy, please contact the Adviser at 1-800-221-4384.

Sincerely,

/s/ Robert D. McIver
Robert D. McIver President Jensen Investment Management, Inc.

Jensen Quality Value Fund
A series of Trust for Professional Managers

Important information to help you understand and vote on the proposal:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposal you are being asked to consider.  This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:
As of August 31, 2017, you were a shareholder of record of the Jensen Quality Value Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Jensen Investment Management, Inc. (the “Adviser”), to allow the Adviser to continue to serve as the investment adviser for the Fund following the change in ownership of the Adviser.  This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and Proxy Card(s).

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on August 18, 2017, the Board approved the Adviser as the investment adviser to the Fund under a new Investment Advisory Agreement (the “New Investment Advisory Agreement”), subject to shareholder approval.

Question:	What am I being asked to vote on?

Answer:
You are being asked to vote to approve the New Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund.  The proposal relates to a change in the equity ownership of the Adviser.  It is anticipated that on or about February 28, 2018, Robert F. Zagunis, Chairman and Managing Director of the Adviser, will retire.  Because Mr. Zagunis beneficially owns greater than 25% of the outstanding shares of the Adviser, and since Mr. Zagunis’ shares will be redeemed by the Adviser upon his retirement, a change in control will occur under the 1940 Act.  As a result of the acquisition of Mr. Zagunis’ shares by the Adviser and the contemporaneous acquisition by the Adviser of another 5% of its shares owned by a retiring Adviser officer, director and employee, each of Mr. Eric H. Schoenstein and Mr. Robert D. McIver will own 34% and 26%, respectively, of the Adviser’s outstanding shares and will each be deemed a control person of the Adviser.  The change in ownership of the Adviser constitutes a change in control of the Adviser that will trigger an automatic termination of the existing investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser dated as of February 7, 2011 and amended as of December 30, 2016 and September 30, 2017 (the “Existing Investment Advisory Agreement”).  Accordingly, the Fund needs shareholder approval of the New Investment Advisory Agreement to re-engage the Adviser as the Fund’s investment adviser on a permanent basis.  There are no material differences between the Existing Investment Advisory Agreement and the proposed New Investment Advisory Agreement, other than their effective dates.

Question:	What will happen if the Fund’s shareholders do not approve the New Investment Advisory Agreement?

1

Answer:
If the Fund’s shareholders do not approve the New Investment Advisory Agreement, then the Board will have to consider other alternatives for the Fund including, upon termination of the present investment advisory agreement, entering into an interim investment advisory agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Fund would have 150 days to obtain shareholder approval of a permanent agreement.

Question:	How will my approval of this proposal affect the management and operation of the Fund?

Answer:
The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement.  It is anticipated that the Adviser’s investment committee will continue to manage the Fund.  The number and value of your shares in the Fund will not change.  The annual investment management fee for the Fund will not change.  You will continue to receive uninterrupted investment management and shareholder services.

Question:	When and where will the Special Meeting be held?

Answer:	The Special Meeting will be held on November 13, 2017 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Question:	How will my approval of this proposal affect the expenses of the Fund?

Answer:
The proposed approval of the New Investment Advisory Agreement will not result in an increase in the annual investment management fee paid by the Fund and is not expected to impact the Fund’s total expenses.

Question:	What are the primary reasons for the selection of the Adviser as the investment adviser of the Fund?

Answer:
The Board weighed a number of factors in reaching its decision to approve the Adviser as the investment adviser for the Fund, including the history, reputation, qualifications and resources of the Adviser, and the fact that the Adviser’s investment committee will continue to manage the Fund.  The Board also considered that, as a result of the proposal, the Fund’s annual investment management fee would not increase and that all costs incurred by the Fund as a result of this change in control would be borne by the Adviser, not the Fund’s shareholders.  In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed the Fund’s current operating expense limitation disclosed in the Fund’s prospectus dated as of September 30, 2017.  The Adviser will enter into an agreement to waive advisory fees and/or reimburse expenses of the Fund with identical operating expense limitations as disclosed in the Fund’s prospectus for at least two years following the closing of the Transaction.  After two years, the Fund’s operating expenses may increase.  Other than the effective date and the initial term of the agreement, this operating expense limitation agreement is substantially identical to the Fund’s amended and restated operating expense limitation agreement dated September 30, 2017.  Other expected benefits include providing continuity in the portfolio management of the Fund, including retaining current personnel, maintaining current relationships with certain third-party vendors, and avoiding the costs of finding a new investment adviser.

2

Question:	Are there any material differences between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:	No. There are no material differences between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement other than the effective dates.

Question:	Has the Board approved the proposal and how does the Board recommend that I vote?

Answer:
Yes.  The Board, including a majority of the trustees who are not “interested persons,” as that term is defined under the 1940 Act, has unanimously approved the proposal set forth herein and recommends that shareholders of the Fund also vote in favor of the proposal.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser.  Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:	Who is eligible to vote?

Answer:
Shareholders of record of the Fund as of the close of business on August 31, 2017 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Question:	What vote is required?

Answer:
Approval of the proposal to approve the New Investment Advisory Agreement with the Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:	How do I vote my shares?

3

Answer:
Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed Proxy Card(s) and mailing the Proxy Card(s) to the Adviser:

Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035

If you simply sign and date the Proxy Card(s) but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:	Whom should I call for additional information about this Proxy Statement or the Fund?

Answer:	If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call the Adviser at 1-800-221-4384.

Question:	How is a quorum for the Special Meeting established?

Answer:
One-third of the Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum for the Fund at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Please complete, sign and return the enclosed Proxy Card(s).  You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card(s).

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE TODAY.

4

Jensen Quality Value Fund

A series of Trust for Professional Managers

c/o U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
615 EAST MICHIGAN STREET, 2ND FLOOR
MILWAUKEE, WISCONSIN 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 to be held on November 13, 2017

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Jensen Quality Value Fund (the “Fund”), a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on November 13, 2017, at 10:00 a.m. Central time for the purpose of considering the following:

(1)	Approval of an investment advisory agreement between Jensen Investment Management, Inc. (the “Adviser”) and the Trust, on behalf of the Fund; and

(2)	Such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof.

The Board has unanimously approved the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund.  However, shareholder approval is required to proceed.  The Board believes that the proposal is in the best interests of Fund shareholders and recommends that you vote in favor of the proposal.

Shareholders of record at the close of business on August 31, 2017 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

Adam W. Smith, Esq., Secretary
Trust for Professional Managers
[…]

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

Jensen Quality Value Fund

A Series of Trust For Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-443-2862

TO BE HELD ON NOVEMBER 13, 2017

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust) and its series, the Jensen Quality Value Fund (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on November 13, 2017, at 10:00 a.m., Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as August 31, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about September 20, 2017.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL:	To approve an investment advisory agreement between Jensen Investment Management, Inc. and the Trust, on behalf of the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between Jensen Investment Management, Inc. (the “Adviser”) and the Trust, on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 13, 2017:

To obtain directions to attend the Special Meeting, please call the Fund at 800-992-4144.  For a free copy of the Fund’s latest annual and/or semi-annual report, call 800-992-4144 or visit the Fund’s website at www.jenseninvestment.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The proxy statement for this meeting is available at: [https://www.jenseninvestment.com/jmf/jensen-funds/forms-documents/prospectus-reports/]

Background

The Board is recommending that shareholders approve the New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, which would become effective on or about February 28, 2018, when Robert F. Zagunis, Chairman and Managing Director of the Adviser, and a controlling person of the Adviser, will retire and the Adviser will redeem Mr. Zagunis’ entire equity interest.  The New Investment Advisory Agreement is identical to the Fund’s existing investment advisory agreement dated as of February 7, 2011 and amended as of December 30, 2016 and September 30, 2017 (the “Existing Investment Advisory Agreement”) with the Adviser except for its effective date.  A copy of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.

As described in this Proxy Statement, the New Investment Advisory Agreement is necessary because the Existing Investment Advisory Agreement will automatically terminate upon the change in control of the Adviser that will occur on or about February 28, 2018 when Mr. Zagunis retires and the Adviser redeems Mr. Zagunis’ entire equity interest.  As a result of the acquisition of Mr. Zagunis’ shares by the Adviser and the contemporaneous acquisition by the Adviser of another 5% of its shares owned by a retiring Adviser officer, director and employee, each of Mr. Eric H. Schoenstein and Mr. Robert D. McIver will own 34% and 26%, respectively of the Adviser’s outstanding shares and will each be deemed a control person of the Adviser.

The change in control of the Adviser is not expected to affect the management of the Fund, as the Fund has been managed by an investment committee since its inception.  Following Mr. Zagunis’ retirement, the Fund will continue to be managed by the Adviser’s investment committee, which effective September 30, 2017 is comprised of: Eric H. Schoenstein, Managing Director and Portfolio Manager, Allen T. Bond, Portfolio Manager, Adam D. Calamar, Portfolio Manager, Kurt M. Havnaer, Portfolio Manager and Kevin J. Walkush, Portfolio Manager.

With the change in control of the Adviser and the resulting termination of the Existing Investment Advisory Agreement, the Board was required to take action to approve the necessary arrangements for the continued management of the Fund by the Adviser.

At a meeting of the Board held on August 18, 2017, the Board, including a majority of Trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voted unanimously to approve the proposed New Investment Advisory Agreement.  The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.

Accordingly, the Fund is seeking shareholder approval to re-engage the Adviser as its investment adviser on a permanent basis following the expected change in control on or about February 28, 2018 (the “Transaction”).  If the Fund’s shareholders do not approve the Adviser as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund including, upon termination of the Existing Investment Advisory Agreement, entering into an interim investment advisory agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Fund would have 150 days to obtain shareholder approval of a permanent agreement.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are materially identical to the terms of the Existing Investment Advisory Agreement with respect to services provided by the Adviser.  The Existing Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on November 10, 2010, and was effective as of February 7, 2011.

The New Investment Advisory Agreement and the Existing Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than the effective dates of the agreements.  The material terms of the New Investment Advisory Agreement and the Existing Investment Advisory Agreement are described below in the section titled “Summary of the New Investment Advisory Agreement and the Existing Investment Advisory Agreement.”

The New Investment Advisory Agreement will take effect with respect to the Fund upon shareholder approval and closing of the Transaction.  If the Fund’s shareholders do not approve the New Investment Advisory Agreement at the Special Meeting, or at an adjournment of the Special Meeting, the Board will have to consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, but not limited to, the liquidation of the Fund.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction, such as the proposed change in control of the Adviser, occurs, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

              The first condition specifies that no “unfair burden” may be imposed on the Fund managed by the investment adviser as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  In order to avoid an “unfair burden” on the Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the Fund’s current expense limitations disclosed in the Fund’s prospectus dated September 30, 2017 (the “Expense Cap”) for a period of at least two years.  The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the Fund will continue for at least two years following the date of the Transaction under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund.  After two years, the Fund’s operating expenses may increase.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the Expense Cap in place at the time of the waiver and/or expense payment; or (2) the Expense Cap in place at the time of the recoupment.  Other than the effective date and the initial term of the agreement, this operating expense limitation agreement is substantially identical to the annual and restated operating expense limitation agreement currently in place between the Trust, on behalf of the Fund, and the Adviser dated as of September 30, 2017.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Fund’s board of trustees must not be “interested persons” as defined by the 1940 Act (the “Independent Trustees”).  The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

Based on the foregoing, the Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that the two conditions set forth in Section 15(f) will continue to be satisfied for the required time period.

Compensation Paid to Jensen

Under the Existing Investment Advisory Agreement, the Adviser is entitled to receive a monthly management fee computed at an annual rate of 0.65% of the Fund’s average daily net assets in return for the services provided by the Adviser as investment adviser to the Fund (subject to the applicable Expense Cap).  The management fee structure under the New Investment Advisory Agreement will be identical to the management fee structure under the Existing Investment Advisory Agreement.  For the fiscal years ended May 31, 2017, 2016 and 2015, the Fund paid the Adviser investment management fees in the amounts shown below. Prior to September 30, 2017, the Adviser received an annual management fee of 0.75% of the Fund’s average daily net assets.

Fiscal Year Ended	Management Fee	Management Fees Waived/Fund Expenses Reimbursed	Management Fee After Waiver/Expense Reimbursement
May 31, 2017	$235,631	($115,647)	$119,984
May 31, 2016	$221,709	($111,519)	$110,190
May 31, 2015	$232,952	($115,780)	$117,172

             In connection with the Existing Investment Advisory Agreement, the Adviser contractually agreed to an Expense Cap that limited total annual operating expenses to 0.80% of the Fund’s average net assets.  Additionally, in the event that the Fund’s operating expenses, as accrued each month, exceeded the Fund’s Expense Cap, the Adviser agreed to pay to the Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.  The Expense Cap will continue under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, for at least two years.  Other than the effective date and the initial term of the agreement, this operating expense limitation agreement is substantially identical to the amended and restated operating expense limitation agreement currently in place between the Trust, on behalf of the Fund, and the Adviser effective as of September 30, 2017.  After two years, the Fund’s operating expenses may increase.

Information about Jensen Investment Management, Inc.

The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser’s principal office is located at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.  As of the date of this Proxy Statement, the Adviser had approximately $[…] of assets under management.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of whom is located at the Adviser’s principal office location.

Name	Position/Principal Occupation
Robert F. Zagunis	Chairman and Managing Director
Eric H. Schoenstein	Vice President and Managing Director
Gabriel L. Goddard	Chief Compliance Officer, Secretary and General Counsel
Brian S. Ferrie	Vice President, Treasurer and Managing Director
Robert D. McIver	President and Managing Director
Thomas R. Smith	Vice President and Managing Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Adviser.

Name	% of Voting Securities Held
Robert F. Zagunis	44.38%
Eric H. Schoenstein	17.03%
Robert D. McIver	13.02%

Summary of the New Investment Advisory Agreement and the Existing Investment Advisory Agreement

A copy of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  However, all material terms of the New Investment Advisory Agreement have been included in this summary.  The investment advisory services to be provided by the Adviser under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by the Adviser and the fee structure under the Existing Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund by taking on certain responsibilities, including the responsibility to: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund, except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that, to the extent not delegated to a sub-adviser, the Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board.  The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, the Adviser may take such factors as it deems relevant into consideration including, without limitation: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                 Payment of Expenses.  Under both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the Adviser’s services to the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (but not to existing shareholders), to the extent such expenses are not covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board).  The New Investment Advisory Agreement also specifically provides trades the Adviser may be responsible for paying certain fees for sub-TA services or distribution services to financial intermediaries.

The Fund is responsible for and has assumed the obligation for payment of all of its own expenses, except for those specifically assigned to the Adviser under the investment advisory agreement, including, but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Both the New Investment Advisory Agreement and Existing Investment Advisory Agreement contain an identical management fee structure based on the Fund’s average daily net assets.

Duration and Termination.  The New Investment Advisory Agreement provides that the agreement will become effective on February 28, 2018, subject to the Fund receiving an affirmative vote of a majority of the outstanding voting securities of the Fund to approve the New Investment Advisory Agreement.  Both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the Fund and (ii) the vote of a majority of the Independent Trustees.  Both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, met in person at a meeting held on August 18, 2017, during which the Board reviewed materials related to the Adviser.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Adviser since the Fund’s inception compared to the quality of services expected to be provided to the Fund with the Adviser as the investment adviser going forward; (2) the performance of the Fund; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Existing Investment Advisory Agreement; (4) the fact that the Adviser’s investment committee will continue to manage the Fund; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Existing Investment Advisory Agreement and that the Adviser has agreed to maintain the Fund’s current Expense Cap; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from the Adviser prior to the August 18, 2017 meeting.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

               Nature, Extent and Quality of Services Provided to the Fund.  The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the Adviser’s investment committee subsequent to the retirement of Mr. Zagunis, specifically Eric H. Schoenstein, Allen T. Bond, Adam D. Calamar, Kurt M. Havnaer and Kevin J. Walkush, who each serve as the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees noted that Mr. McIver would not serve as a member of the Adviser’s investment committee or a Portfolio Manager of the Fund effective September 30, 2017.  The Trustees reviewed the structure of the Adviser’s compliance program and discussed the Adviser’s continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Adviser and the Fund.  The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to, its benchmark index (the Russell 2500® Total Return Index) and to a peer group of U.S. open-end mid-cap value funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account that is similar to the Fund in terms of investment strategy.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s management of the Fund.

Costs of Service and Profits Realized by the Adviser.  The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group and, with respect to the Fund, the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, as well as the recoupment of previously waived fees and reimbursed expenses by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Fund’s operations, but had not yet fully recouped those subsidies from the Fund.  The Trustees also examined the level of profits to be realized by the Adviser from the fees payable under the New Investment Advisory Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 17-18, 2017 meeting at which the New Investment Advisory Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.65%, effective September 30, 2017, was below the Morningstar Peer Group average of 0.75%.  The Trustees noted that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.90% of the Fund’s average net assets for Class I Shares, which includes a 0.10% shareholder servicing plan fee,  was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.99%.  The Trustees then compared the fees paid by the Fund to the total fees charged to the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, and noted that these fees were similar.

The Trustees then noted the New Investment Advisory Agreement contained the identical fee structure as the Existing Investment Advisory Agreement.  The Trustees further noted the Adviser had agreed to waive advisory fees and/or reimburse expenses of the Fund for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser that the Adviser was not realizing profits in connection with its management of the Fund and further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Extent of Economies of Scale as the Fund Grows.  The Trustees compared the Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fees and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the fee structure under the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

Conclusions.  No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Investment Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, was fair and reasonable, and approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to re-engage the Adviser as the investment adviser for the Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of that date, the total outstanding shares of the Fund were […].

Management Ownership.  As of the Record Date, no officer or trustee of the Fund as a group owned of record or beneficially any of the Fund’s outstanding shares.  Furthermore, neither the Trustees nor members of its immediate family own securities beneficially or of record in the Adviser or any of its affiliates.  Accordingly, neither the Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Adviser or any of its affiliates was a party.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of the Record Date, no person was a control person of the Fund, and all Trustees and officers of the Fund as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of the Fund.  As of the Record Date, the shareholders indicated below were known by the Fund to be a principal shareholder of the Fund:

Class J Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	38.75%	Record
TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	TD Ameritrade Clearing, Inc.	NE	21.92%	Record
National Financial Services, LLC For the Exclusive Benefit of Customers Attn: Mutual Funds Dept. 499 West Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	N/A	N/A	18.04%	Record

Class I Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Pershing Group LLC	DE	91.68%	Record
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	6.74%	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card(s), on or about September 20, 2017.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Adam W. Smith, Secretary, Trust for Professional Managers, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card(s) (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum for the Fund is one-third of outstanding shares entitled to vote in person or by proxy at the Special Meeting with respect to the Fund.  If a quorum is not present at the Special Meeting with respect to the Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on August 31, 2017 will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Fund, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of August 31, 2017.  Each whole share of the Fund you hold as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the Adviser, Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser.  The total estimated cost of the solicitation is $15,000.

Service Providers

The Fund’s investment adviser is Jensen Investment Management, Inc., located at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian.  Quasar Distributors, LLC, located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202, serves as distributor and principal underwriter to the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive a separate Proxy Card.  If you would like to receive a separate copy of the Proxy Statement, please call 800-992-4144 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

EXHIBIT A

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT

with

JENSEN INVESTMENT MANAGEMENT, INC.

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the 28th day of February, 2018, by and between Trust for Professional Managers (hereinafter called the “Trust”), on behalf of the series of the Trust as listed in Schedule A attached hereto (the “Fund”), and Jensen Investment Management, Inc. (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, as amended from time to time; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser.  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses, (ii) providing the personnel, office space and equipment reasonably necessary for the Adviser’s services to the Fund, (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act, (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). Pursuant to Subparagraph 6(e), below, the Adviser may be responsible for paying certain fees to financial intermediaries. If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing the services.

(e) Other than any Rule 12b-1 distribution or shareholder servicing fees payable under a plan or plans approved by the Board of Trustees, the Adviser may not cause the Fund to pay fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing (collectively, “sub-TA” services) or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees.  Where such arrangements are authorized by the Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions. Any fees for sub-TA services or distribution services provided to the Fund payable to financial intermediaries that are above any limits set by the Board of Trustees shall be the responsibility of the Adviser.

7. MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon the Board of Trustees’ review and approval.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TERM.

(a) This Agreement shall become effective as of February 28, 2018, and shall continue for an initial term of two years thereafter, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b) The Fund may use the name “Jensen Quality Value Fund” or any name derived from or using the name “Jensen Investment Management” or “Jensen” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

(c) It is understood and hereby agreed that the name “Trust for Professional Managers” or “TPM” is the property of the Trust for trademark and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

14. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

15. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

16. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

17. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS,		JENSEN INVESTMENT MANAGEMENT, INC.
on behalf its series listed on Schedule A

By:	/s/ John P. Buckel	By:	/s/ Robert D. McIver
Name:	John P. Buckel	Name:	Robert D. McIver
Title:	President	Title:	President

SCHEDULE A

Series or Fund of Trust for Professional Managers	Annual Fee Rate as a Percentage of Average Annual Net Assets
Jensen Quality Value Fund	0.65%

Jensen Quality Value Fund
A SERIES OF TRUST FOR PROFESSIONAL MANAGERS (THE "TRUST")
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2017

The undersigned, revoking prior proxies, hereby appoints John P. Buckel and Jennifer A. Lima, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Jensen Quality Value Fund. (the “Fund”) to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-221-4384.  Representatives are available to assist you Monday through Friday 9 a.m. to 5 p.m. Pacific Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 13, 2017.  The proxy statement for this meeting is available at:

https://www.jenseninvestment.com/jmf/jensen-funds/forms-documents/prospectus-reports/

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	Approval of an investment advisory agreement between Jensen Investment Management, Inc. and the Trust, on behalf of the Fund	○	○	○

THANK YOU FOR VOTING